Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 85% Portfolio
September 30, 2023
VF85-NPRT3-1123
1.837323.117
Equity Funds - 84.5%
	Shares	Value ($)
Fidelity Canada Fund (a)	118,946	7,227,161
Fidelity Commodity Strategy Fund (a)	25,631	2,483,612
Fidelity Contrafund (a)	684,410	10,197,712
Fidelity Emerging Markets Discovery Fund (a)	336,035	5,151,420
Fidelity Emerging Markets Fund (a)	2,036,172	67,885,973
Fidelity Equity-Income Fund (a)	333,867	21,430,944
Fidelity Global Commodity Stock Fund (a)	172,682	3,179,073
Fidelity Hedged Equity Fund (a)	908,466	9,257,272
Fidelity Infrastructure Fund (a)	58,664	652,348
Fidelity International Capital Appreciation Fund (a)	601,875	13,885,247
Fidelity International Discovery Fund (a)	412,777	16,820,679
Fidelity International Enhanced Index Fund (a)	1,765,355	17,794,774
Fidelity International Small Cap Fund (a)	271,372	7,777,533
Fidelity International Small Cap Opportunities Fund (a)	451,149	8,084,591
Fidelity International Value Fund (a)	1,245,022	11,391,955
Fidelity Japan Fund (a)	109,007	1,675,436
Fidelity Japan Smaller Companies Fund (a)	440,740	6,373,096
Fidelity Large Cap Value Enhanced Index Fund (a)	980,273	14,253,166
Fidelity Low-Priced Stock Fund (a)	633,755	26,218,433
Fidelity Overseas Fund (a)	1,235,044	66,531,837
Fidelity Real Estate Investment Portfolio (a)	101,114	3,390,351
Fidelity U.S. Low Volatility Equity Fund (a)	921,836	9,338,198
Fidelity Value Discovery Fund (a)	412,590	13,797,005
VIP Stock Selector All Cap Portfolio Investor Class (a)	29,059,479	266,766,020
TOTAL EQUITY FUNDS (Cost $612,996,839)		611,563,836

Fixed-Income Funds - 14.2%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	212,378	1,964,494
Fidelity Inflation-Protected Bond Index Fund (a)	1,204,163	10,777,259
Fidelity Long-Term Treasury Bond Index Fund (a)	998,359	9,095,050
Fidelity New Markets Income Fund (a)	163,273	1,840,086
Fidelity Total Bond Fund (a)	4,372,595	39,703,159
VIP Investment Grade Bond II Portfolio Investor Class (a)	4,298,656	39,590,626
TOTAL FIXED-INCOME FUNDS (Cost $108,789,589)		102,970,674

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $8,230,377)	8,228,732	8,230,377

U.S. Treasury Obligations - 0.2%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.37% to 5.39% 12/7/23 to 12/21/23 (d) (Cost $1,355,663)	1,370,000	1,355,846

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $731,372,468)	724,120,733
NET OTHER ASSETS (LIABILITIES) - 0.0%	(109,077)
NET ASSETS - 100.0%	724,011,656

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	220	Dec 2023	22,456,500	(768,203)	(768,203)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	47	Dec 2023	10,164,925	254,328	254,328
ICE MSCI Emerging Markets Index Contracts (United States)	107	Dec 2023	5,111,925	170,216	170,216

TOTAL SOLD					424,544

TOTAL FUTURES CONTRACTS					(343,659)
The notional amount of futures purchased as a percentage of Net Assets is 3.1%
The notional amount of futures sold as a percentage of Net Assets is 2.1%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,138,444.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	1,903,369	25,005,828	18,678,820	69,269	-	-	8,230,377	0.0%
Total	1,903,369	25,005,828	18,678,820	69,269	-	-	8,230,377

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	6,845,527	905,434	833,536	-	(25,630)	335,366	7,227,161
Fidelity Commodity Strategy Fund	2,584,051	113,572	56,506	52,216	(12,651)	(144,854)	2,483,612
Fidelity Contrafund	8,953,197	557,235	1,339,935	136,004	(134,473)	2,161,688	10,197,712
Fidelity Emerging Markets Discovery Fund	4,368,240	687,057	370,399	-	7,597	458,925	5,151,420
Fidelity Emerging Markets Fund	59,596,171	7,933,727	3,329,608	-	(364,620)	4,050,303	67,885,973
Fidelity Equity-Income Fund	23,140,386	1,291,323	3,173,082	214,478	(28,834)	201,151	21,430,944
Fidelity Floating Rate High Income Fund	5,508,343	251,299	3,929,052	145,272	(62,012)	195,916	1,964,494
Fidelity Global Commodity Stock Fund	14,440,820	397,770	11,017,291	-	3,657,218	(4,299,444)	3,179,073
Fidelity Gold Portfolio	-	9,127,748	7,947,728	43,324	(1,180,020)	-	-
Fidelity Hedged Equity Fund	1,708,247	7,543,402	-	1,078	-	5,623	9,257,272
Fidelity Inflation-Protected Bond Index Fund	13,029,222	2,084,810	4,314,994	10,674	(391,816)	370,037	10,777,259
Fidelity Infrastructure Fund	-	740,709	36,120	7,729	(264)	(51,977)	652,348
Fidelity International Capital Appreciation Fund	12,392,522	1,577,103	1,411,481	-	(67,991)	1,395,094	13,885,247
Fidelity International Discovery Fund	16,151,164	2,018,583	1,802,472	-	(169,635)	623,039	16,820,679
Fidelity International Enhanced Index Fund	16,285,536	1,933,545	1,706,898	-	(78,072)	1,360,663	17,794,774
Fidelity International Small Cap Fund	7,150,477	854,525	751,273	-	(7,458)	531,262	7,777,533
Fidelity International Small Cap Opportunities Fund	7,456,802	581,830	-	-	-	45,959	8,084,591
Fidelity International Value Fund	10,312,461	1,176,401	1,033,382	-	19,571	916,904	11,391,955
Fidelity Japan Fund	1,570,699	442	362	-	(5)	104,662	1,675,436
Fidelity Japan Smaller Companies Fund	5,936,763	-	-	-	-	436,333	6,373,096
Fidelity Large Cap Value Enhanced Index Fund	15,403,332	521,857	1,900,408	-	(46,844)	275,229	14,253,166
Fidelity Long-Term Treasury Bond Index Fund	8,398,988	10,851,049	7,968,308	326,781	(4,326,973)	2,140,294	9,095,050
Fidelity Low-Priced Stock Fund	27,890,209	4,953,776	3,863,062	3,650,928	(430,424)	(2,332,066)	26,218,433
Fidelity New Markets Income Fund	3,473,777	256,208	1,870,074	113,617	(192,646)	172,821	1,840,086
Fidelity Overseas Fund	61,599,631	7,744,761	6,911,111	-	(359,867)	4,458,423	66,531,837
Fidelity Real Estate Investment Portfolio	6,192,407	442,673	2,931,804	191,358	(211,902)	(101,023)	3,390,351
Fidelity Total Bond Fund	24,928,584	17,801,540	2,046,115	850,377	(41,054)	(939,796)	39,703,159
Fidelity U.S. Low Volatility Equity Fund	15,592,323	804,493	6,966,703	27,524	340,960	(432,875)	9,338,198
Fidelity Value Discovery Fund	15,326,165	1,130,749	1,942,439	537,213	10,596	(728,066)	13,797,005
VIP Investment Grade Bond II Portfolio - Investor Class	24,933,297	17,067,338	1,925,078	10,707	(35,491)	(449,440)	39,590,626
VIP Stock Selector All Cap Portfolio Investor Class	259,699,156	13,272,348	39,371,009	-	(3,252,394)	36,417,919	266,766,020
	680,868,497	114,623,307	120,750,230	6,319,280	(7,385,134)	47,178,070	714,534,510

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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